Customer and commercial financing	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Customer and commercial financing
9.	Customer and commercial financing

	12.31.2021	12.31.2020
Aircraft (i)	7.9	9.2
Spare parts (ii)	29.8	39.8

	37.7	49.0
Expected credit losses	(5.7)	(19.1)

	32.0	29.9
Current portion	9.6	8.5
Non-current portion	22.4	21.4

(i)
Aircraft: financing provided to customers related to the acquisition of used aircraft. The fair value of used aircraft provided as collateral in the used aircraft customer financing structure, which could minimize the losses in case of default (collateral assets), were considered to reduce the expected credit losses (ECL) for such transaction.

(ii)
Parts and services: financing provided to certain customers as a result of the
COVID-19
impacts over the Commercial Aviation business related to the supply of parts and services mainly provided during the year of 2020. The terms negotiated within the renegotiation agreement establishes interest of 6% p.a. and annual principal payments until the final maturity date (2023). There is no collateral in the parts and services customer financing, however, the recurring supply of parts and services to the related customers relies on the timely payment of financings provided.

There are no overdue balances of the customer financing provided as of December 31, 2021.
The changes in ECL provision during the periods is presented below:

	12.31.2021	12.31.2020
Beginning balance	(19.1)	—
(Additions)/Reversal	13.4	8.1
Reclassifications	—	(27.2)

Ending balance	(5.7)	(19.1)

ECL provision recorded as of December 31, 2021 for used aircraft transactions is US$ 0.4, and US$ 5.3 related to the customer financing of parts and services.
As of December 31, 2021, the maturity schedules of the long-term customer financing are:

Year
2023	17.7
2024	1.5
2025	1.6
Thereafter 2025	1.6

22.4